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                                                                    EXHIBIT 23.7


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Tele-Communications, Inc. of our report dated February 14, 1996 relating to the financial statements of VII Cable, which appears in Current Report on Form 8-K dated June 19, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.



     /s/ Price Waterhouse LLP
     ------------------------
     PRICE WATERHOUSE LLP
     150 Almaden Boulevard
     San Jose, California
     June 19, 1996